Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO CO-PROMOTION AGREEMENT

This First Amendment to Co-Promotion Agreement (this “Amendment”), effective as of the date of the last signature below, is made by and between ARS Pharmaceuticals Operations, Inc., a Delaware corporation (“ARS”), having an office at 11682 El Camino Real, Suite 300, San Diego CA 92130, U.S., and ALK-Abelló, Inc., a Delaware corporation having an office at 135 Route 202/206 Suite #16, Bedminster, New Jersey 07921 (“ALK”).

RECITALS

Reference is made to that certain Co-Promotion Agreement, dated as of May 2, 2025 (the “Agreement”), by and between ARS and ALK. Capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Agreement.

WHEREAS, ARS and ALK desire to enter into this Amendment for purposes of modifying the Agreement as set forth herein.

NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Amendment of Section 6.1(a). Section 6.1(a) of the Agreement is hereby deleted in its entirety and replaced with the language below:

“(a) Base Fee. Subject to this Section 6.1, ARS shall compensate ALK for its costs of employing and maintaining ALK Personnel to conduct Promotion and Commercialization activities and support thereof hereunder, as well as its Detailing costs, (i) for each Quarter during the Term in Collaboration Year 1, in the amount of [***] per Quarter during the Term in such Collaboration Year; (ii) for each Quarter during the Term in Collaboration Year 2, in the amount of [***] per Quarter during the Term in such Collaboration Year; (iii) for each Quarter during the Term in Collaboration Year 3, in the amount of [***] per Quarter during the Term in such Collaboration Year; and (iv) for each Quarter during the Term in Collaboration Year 4, in the amount of [***] per Quarter during the Term in such Collaboration Year (in each case, such Quarterly payment, the “Base Fee”); provided that [***]

2.
General.
2.1.1.
Except as expressly amended herein, the Agreement shall remain in full force and effect.
2.1.2.
The validity, interpretation and effect of this Amendment shall be governed by and construed under the laws of the State of New York without reference to principles of conflicts of laws.
2.1.3.
This Amendment may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(The remainder of this page is intentionally left blank. The signature page follows.)

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed on its behalf as of the date of the last signature below:

SUPPLIER ARS Pharmaceuticals Operations, Inc. By: /s/ Richard Lowenthal Name: Richard Lowenthal Title: Chief Executive Officer Date: October 23, 2025

PURCHASER

ALK-Abelló, Inc.

By: /s/ Claus Steensen Sølje

Name: Claus Steensen Sølje

Title: Chief Financial Officer

Date: October 23, 2025

By: /s/ Hans Lindeberg

Name: Hans Lindeberg

Title: Senior Vice President

Date: October 23, 2025